Income Taxes	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
INCOME TAXES
11- INCOME TAXES

The Company has elected to convert from a Subchapter S corporation for Federal income tax purposes to a C corporation effective October 21, 2011.  Accordingly, the Company's income or losses are passed through the shareholders of HRAA for the period January 1 to October 21, 2011.  The Company will absorb the tax effects of any income or losses subsequent to the date of conversion to a C Corporation and in future years. Federal income tax returns for years prior to 2009 are no longer subject to examination by tax authorities.

The following table presents the pro forma effect had the Company’s converted to a C Corporation for the years presented:

	Year ended December 31,
	2011	2010

Book Income (loss)	$(1,171,921)	$142,305
Stock Compensation - non-deductible	818,595	-
Taxable Income (loss)	$(353,326)	$142,305
Rate	39%	39%
Tax Expense (benefit)	$(137,797)	$55,499

Net Earnings (Loss) Per Share	(.93)	.09
Basic and diluted

Weighted Average Number of Shares	1,113,701	1,016,800
Basic and diluted.

A deferred tax asset of approximately $169,500 would result from the C Corporation losses totaling $434,509 from the period October 22 through December 31, 2011. Those losses expire in December 31, 2032. A valuation allowance for its net operating losses has been applied because the Company is unsure when they will be able to use these losses.

The Company follows the provisions of uncertain tax positions as addressed in FASB Accounting Standards Codification 740-10-65-1. The benefit of a tax position is recognized in the financial statements in the period during which, based on all available evidence, management believes it is more-likely-than-not that the position will be sustained upon examination, including the resolution of appeals or litigation processes, if any. Tax positions taken are not offset or aggregated with other positions. Tax positions that meet the more-likely-than-not recognition threshold are measured as the largest amount of tax benefit that is more than 50 percent likely of being realized upon settlement with the applicable taxing authority. The portion of the benefits associated with tax positions taken that exceeds the amount measured as described above is reflected as a liability for unrecognized tax benefits in the accompanying balance sheet along with any associated interest and penalties that would be payable to the taxing authorities upon examination.

For informational purposes, the accompanying statements of income include an unaudited proforma adjustment for income taxes which would have been recorded if the Company had not been an S-Corporation, based on tax laws currently in effect during the respective periods.

We evaluated our material tax positions and determined that we did not have any uncertain tax positions requiring recognition of a liability. Our policy is to recognize interest and penalties accrued on uncertain tax positions as part of income tax expense. For the years ended December 31, 2011 and 2010, no estimated interest or penalties were recognized for the uncertainty of certain tax positions.